UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2022

Healthcare Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39893	85-2609863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 North Market Street

Suite 1414

Wilmington, DE 19801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 810-0031

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	HCCCU	The Nasdaq Stock Market LLC

Class A Common Stock, $.0001 par value per share	HCCC	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Class A common stock for $11.50 per share	HCCCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed, on July 7, 2021, Healthcare Capital Corp., a Delaware corporation (“HCCC”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Alpha Tau Medical Ltd., a company organized under the laws of the State of Israel (“Alpha Tau”) and Archery Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Alpha Tau (“Merger Sub”).

On March 7, 2022 (the “Closing Date”), as contemplated by the Merger Agreement, Merger Sub merged with and into HCCC, with HCCC surviving as a wholly-owned subsidiary of Alpha Tau (the “Business Combination”).

On the Closing Date, the following securities issuances were made by Alpha Tau to HCCC’s securityholders: (i) each outstanding share of Class B common stock of HCCC, after taking into account the forfeiture of certain shares by the holders of Class B common stock, automatically converted into one share of Class A common stock of HCCC and was then exchanged for one ordinary share, without par value, of Alpha Tau (the “Company Ordinary Share”), (ii) each outstanding share of Class A common stock of HCCC was exchanged for one Company Ordinary Share, and (iii) each outstanding warrant of HCCC, after taking into account the forfeiture of certain warrants by certain holders of warrants of HCCC, was assumed by Alpha Tau and became a warrant of Alpha Tau (“Company Warrant”).

The description of the Merger Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the text of the Merger Agreement, which was filed as Exhibit 2.1 to HCCC’s Current Report on Form 8-K filed on July 8, 2021, and is incorporated by reference herein.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, HCCC, Alpha Tau and Continental Stock Transfer & Trust Company, a New York corporation (“Continental”) entered into that certain Amended and Restated Warrant Agreement (the “Amended Warrant Agreement”). The Amended Warrant Agreement amends and restates that certain Warrant Agreement, dated as of January 14, 2021, by and between HCCC and Continental (the “Existing Warrant Agreement”) to provide for the assignment by HCCC and the assumption by Alpha Tau of all the rights and obligations of HCCC under the Existing Warrant Agreement with respect to the Company Warrants. Pursuant to the Amended Warrant Agreement, all HCCC warrants under the Existing Warrant Agreement will no longer be exercisable for shares of HCCC’s Class A common stock, but instead will be exercisable for Company Ordinary Shares.

The foregoing description of the Amended Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Amended Warrant Agreement which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Business Combination, the following material agreements of HCCC terminated in accordance with their terms: (i) that certain Investment Management Trust Agreement, dated as of January 14, 2021, between HCCC and Continental, pursuant to which Continental invested the proceeds of HCCC’s initial public offering in a trust account and facilitated the redemptions in connection with the Business Combination; and (ii) that certain Administrative Support Agreement, dated as of January 14, 2021, between HCCC and Healthcare Capital Sponsor LLC (the “Sponsor”), pursuant to which the Sponsor provided office space, utilities, and secretarial and administrative support to HCCC for a fee of $10,000 per month.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 1.01 and 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Business Combination, on the Closing Date, HCCC and Alpha Tau notified The Nasdaq Capital Market (“Nasdaq”) that the certificate of merger relating to the Business Combination had been filed with the Secretary of State of the State of Delaware and that HCCC’s outstanding securities had been converted into Company Ordinary Shares and Company Warrants, as described in Item 1.01 above. HCCC requested that Nasdaq delist HCCC’s units, Class A common stock, and warrants on March 7, 2022, and as a result, trading of HCCC’s units, Class A common stock, and warrants on Nasdaq will be suspended in advance of trading on March 8, 2022. On March 7, 2022, Nasdaq filed a notification of removal from listing and registration on Form 25, thereby commencing the process of delisting HCCC’s securities from Nasdaq and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 and Item 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Business Combination, a change in control of HCCC occurred. Following the consummation of the Business Combination, HCCC became a wholly owned subsidiary of Alpha Tau.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In accordance with the terms of the Merger Agreement, and effective as of the Closing Date, each of HCCC’s officers and directors resigned as a member of HCCC’s board of directors and/or from each officer position previously held, as applicable. These resignations were not a result of any disagreement between HCCC and the officers and directors on any matter relating to HCCC’s operations, policies or practices.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

On March 7, 2022, HCCC filed a Certificate of Merger (the “Merger Certificate”) with the Secretary of State of the State of Delaware (the “Secretary of State”) to effect the Business Combination. In connection with the Merger Certificate, the certificate of incorporation of HCCC was amended and restated in its entirety, effective as of the effective time of the Business Combination.

The foregoing description of HCCC’s amended and restated certificate of incorporation does not purport to be complete and is qualified in its entirety by reference to the complete text of such certificate of incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 8.01	Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release jointly issued by the parties announcing the consummation of the Business Combination.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1*	Agreement and Plan of Merger, dated as of July 7, 2021, by and among Healthcare Capital Corp., Archery Merger Sub Inc. and Alpha Tau Medical Ltd., incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on July 8, 2021.

3.1	Second Amended and Restated Certificate of Incorporation of Healthcare Capital Corp.

4.1	Amended and Restated Warrant Agreement, dated as of March 7, 2022, among Healthcare Capital Corp., Alpha Tau Medical Ltd. and Continental Stock Transfer & Trust Company.

99.1	Press Release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2022	HEALTHCARE CAPITAL CORP.

	By:	/s/ William Johns
		Name:	William Johns
		Title:	CEO

4